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                                                                    EXHIBIT-10.4



                               THIRD AMENDMENT TO
                           SIXTH AMENDED AND RESTATED
                        LIMITED PARTNERSHIP AGREEMENT OF
                             FIRST INDUSTRIAL, L.P.


         As of April 16, 1998, the undersigned, being the sole general partner of First Industrial, L.P. (the "PARTNERSHIP"), a limited partnership formed under the Delaware Revised Uniform Limited Partnership Act and pursuant to the terms of that certain Sixth Amended and Restated Limited Partnership Agreement, dated March 18, 1998 (as amended by the first amendment thereto dated April 1, 1998 and the second amendment thereto dated April 3, 1998 (collectively, the "PARTNERSHIP AGREEMENT"), does hereby amend the Partnership Agreement as follows:

         Capitalized terms used but not defined in this Third Amendment (this "AMENDMENT") shall have the same meanings that are ascribed to them in the Partnership Agreement.

         1. ADDITIONAL LIMITED PARTNERS. The Persons identified on SCHEDULE 1A hereto are hereby admitted to the Partnership as Substituted Limited Partners or Additional Limited Partners, as the case may be, owning the number of Units and having made the Capital Contributions set forth on such SCHEDULE 1A. Such persons hereby adopt the Partnership Agreement. The undersigned acknowledges that those of the Persons identified on SCHEDULE 1A hereto that are Substituted Limited Partners have received their Partnership Interests from various Additional Limited Partners, and the undersigned hereby consents to such transfers.

         2. SCHEDULE OF PARTNERS. EXHIBIT 1B to the Partnership Agreement is hereby deleted in its entirety and replaced by EXHIBIT 1B hereto which identifies the Partners following consummation of the transactions referred to in Section 1 hereof.

         3. PROTECTED AMOUNTS. In connection with the transactions consummated pursuant to that certain Contribution Agreement (the "CONTRIBUTION AGREEMENT"), dated April 14, 1998, by and between FR Acquisitions, Inc., a Maryland corporation (it having assigned its entire right, title and interest in and to the Contribution Agreement to the Partnership), and the other parties listed on the signature pages of the Contribution Agreement, certain Protected Amounts are being established for the Additional Limited Partners admitted pursuant to this Amendment, which Protected Amounts are reflected on EXHIBIT 1D attached hereto and shall be incorporated as part of EXHIBIT 1D of the Partnership Agreement.

         4. RATIFICATION. Except as expressly modified by this Amendment, all of the provisions of the Partnership Agreement are affirmed and ratified and remain in full force and effect.



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         IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first written above.

                                           FIRST INDUSTRIAL REALTY TRUST, INC.,
                                           as sole general partner
                                           of the Partnership


                                           By: /s/ Michael T. Tomasz
                                               ---------------------------------
                                                Name:   Michael T. Tomasz
                                                        ------------------------
                                                Title:  Chief Executive Officer
                                                        ------------------------


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